SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to § 240.14a-l 1(c) or § 240.14a-12

Idaho General Mines, Inc

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ]

$125 per Exchange Act Rules 0-1 1(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[  ]

$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[X]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

[  ]

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)

Amount Previously Paid: n/a

2)

Form, Schedule or Registration Statement No.: a/a

3)

Filing Party: n/a

4)

Date Filed: n/a

Idaho General Mines, Inc.

10 North Post Street, Suite 610

Spokane, Washington 99201

Notice of Annual Meeting of Shareholders

To be Held on December 29, 2005

Dear Shareholder:

We are pleased to invite you to attend our Annual Meeting of Shareholders of Idaho General Mines, Inc., which will be held at 1:30 PM, local Spokane time on December 29, 2005, at 10 North Post Street, Suite 610, Spokane, Washington. The primary business of the meeting will be to:

•

Elect seven (7) members to the Board of Directors for a one year term or until their respective successors are elected and qualified;

•

Transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on November 17, 2005, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise. Thank you for your timely response.

We look forward to seeing you at the Shareholders’ Meeting on December 29, 2005.

Sincerely,

Robert L. Russell

President and Chairman

Idaho General Mines, Inc.

10 North Post Street, Suite 610

Spokane, Washington 99201

PROXY STATEMENT

Relating to

Annual Meeting of Shareholders

To be held on December 29, 2005

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Idaho General Mines, Inc., (the “Company”) to holders of shares of the Company’s $0.OOl par value Common Stock (the “Common Stock”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on December 29, 2005, and any postponements or adjournments thereof (the “Annual Meeting”), for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to the Shareholders on or about December 5, 2005.

Management is the record and beneficial owner of 3,437,276 shares (approximately 22.04%) of the Company’s outstanding Common Stock. It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSE OF THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the election of seven directors to the Company’s Board of Directors, each to serve for a one year term or until their respective successors are elected and qualified.

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As your vote is important, it is required that you complete and sign the enclosed proxy card and mail it promptly in the posted return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

VOTING AT ANNUAL MEETING

1.

Record Date. The Board of Directors of the Company has fixed the close of business on November 17, 2005 as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 15,606,893 issued and outstanding shares of Common Stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. Proxies that are submitted but are not voted for or against (whether by abstentions, broker nonvotes, or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies. The accompanying Proxy is solicited on behalf of the Board of Directors of the Company and the cost of solicitation will be borne by the Company. Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend to, solicit Proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies. In such cases the Company will reimburse such holders for their reasonable expenses. The Company intends to utilize the services of Columbia Transfer Company, to assist in proxy solicitation.

3.

Revocation of Proxy. Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting or by attendance of such person at the Annual Meeting.

4.

How Proxies will be Voted. Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy. If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the nominees to the Board of Directors in the election of Directors. All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power. Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

6.

Principal Shareholders. The following table sets forth information regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the named executive officers and directors and officers as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 17, 2005 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities.

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Robert L. Russell	1,584,276 (1)	10.15%
Common	William Matlack	1,005,555 (2)	6.44%

(1)

Of the 1,584,276 shares beneficially owned by Robert L. Russell; 1,276,944 shares are owned directly and 307,332 shares are owned indirectly. Robert L. Russell is the beneficial owner of options to purchase 320,000 Common Shares; 170,000 of these options are directly owned and 150,000 of these options are indirectly owned. Robert L. Russell is the beneficial owner of 600,000 Common Stock purchase warrants all of which are directly owned.

(2)

Of the 1,005,555 shares owned by William Matlack all the shares are directly owned. William Matlack is the beneficial owner of 1,005,555 Common Stock purchase warrants all of which are directly owned.

Security Ownership of Management

The following table sets forth certain information as of November 17, 2005 regarding the number and percentage of shares of Common Stock of the Company beneficially owned by each director, each of the named executive officers and directors and officers as a group.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common	Robert L. Russell	1,584,276 shares (2) 170,000 vested_options_(3)	10.15%
Common	John B. Benjamin	98,000 shares 170,000 vested_options	0.63%
Common	Norman A. Radford	40,000 shares 160,000 vested_options	0.26%
Common	Gene W. Pierson	46,000 shares 170,000 vested_options	0.30%
Common	R. David Russell	530,000 shares 220,000 vested options	3.40%
Common	Richard Nanna	165,000 shares 170,000 vested_options	1.06%
Common	Robert L. Dumont	400,000 shares 250,000 vested options(S)	2.56%
Common	Matthew F. Russell	480,000 Shares 725,000 vested options(4)	3.08%
Common	Robert Llee Chapman	94,000 shares 220,000 vested options	0.60%
Common	Total of all executive officers and directors (9 individuals)	3,437,276 shares 2,255,000 vested options	22.04%

(1)

Of the 1,584,276 shares beneficially owned by Robert L. Russell; 1,276,944 shares are owned directly and 307,332 shares are owned indirectly. Robert L. Russell is the beneficial owner of options to purchase 320,000 Common Shares; 170,000 of these options are directly owned and 150,000 of these options are indirectly owned. Robert L. Russell is the beneficial owner of 600,000 Common Stock purchase warrants all of which are directly owned.

(2)

John B. Benjamin is the beneficial owner of 170,000 vested options and 35,000 Common Stock purchase warrants.

(3)

Norman A. Radford is the beneficial owner of 160,000 vested options.

(4)

Gene W. Pierson is the beneficial owner of 170,000 vested options and 20,000 Common stock purchase warrants.

(5)

R. David Russell is the beneficial owner of 220,000 vested options and 500,000 common Stock purchase warrants.

(6)

Richard Nanna is the beneficial owner of 170,000 vested options and 150,000 Common Stock purchase warrants.

(7)

Robert L. Dumont is the beneficial owner of 250,000 vested options with an additional 200,000 options that become vested in January 2006. Mr. Dumont has 400,000 Common Stock purchase warrants.

(8)

Matthew F. Russell is the beneficial owner of 725,000 vested options with an additional 100,000 that become vested in January 2006. Matthew Russell has 450,000 Common Stock purchase warrants.

(9)

Robert Llee Chapman is the beneficial owner of 220,000 vested options and 100,000 Common Stock purchase warrants.

There are no arrangements known to the Company, the operation of which may at a subsequent time result in the change of control of the Company.

7.

Required Approvals. By unanimous consent the Board of Directors of the Company has adopted resolutions (1) to nominate Robert L. Russell, , John B. Benjamin, Norman A. Radford, Gene W. Pierson, R. David Russell, Richard Nanna, and R. Llee Chapman to the board of directors of the Company to serve for a one-year term or until their respective successors are elected and have qualified; and (2) recommending that the Company’s Shareholders vote to approve the slate of nominees to the Board of Directors submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present. “Plurality” means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the seven (7) nominees receiving the highest total votes.

8.

Dissenters’ Rights. There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES

MARKET PRICE OF COMMON EQUITY

The Common Stock of the Company was traded on the over the counter market in the Pink Sheets until June 6, 2004. The Common Stock is now traded on the NASDAQ supervised OTC Bulletin Board under the symbol “IGMI”. The following table shows the high and low bid prices for the Common Stock for each quarter since January 1, 2003. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Fiscal Year

High Closing

Low Closing

2003:

First Quarter

$0.001

$0.001

Second Quarter

no bid

no bid

Third Quarter

no bid

no bid

Fourth Quarter

no bid

no bid

2004:

First Quarter

no bid

no bid

Second Quarter

$0.20

$0.05

Third Quarter

$0.70

$0.05

Fourth Quarter

$0.90

$0.44

2005:

First Quarter

$1.49

$0.71

Second Quarter

$1.88

$0.98

Third Quarter

$1.47

$0.80

As of November 17, 2005 there were approximately 883 shareholders of record of the Company’s Common Stock.

Dividends

The Company has never paid any dividends and does not anticipate the payment of dividends in the foreseeable future.

EXECUTIVE OFFICERS AND DIRECTORS

The following information is provided as of the date of this memorandum with respect to each executive officer and director of the Company:

Name

Age

Year First Became A Director

Robert L. Russell

71

Director since 1967, President 1979 - 1980

and 1984 to present

John B. Benjamin

75

Director since 1974

Gene W. Pierson

67

Director since 2002

Norman A. Radford.

72

Director since 2002

David Russell

48

Director since 2002

Richard Nanna

55

Director since 2003

R. Llee Chapman

48

Director since 2004

Matthew F. Russell

40

V.P. Operations since 2004

Robert L. Dumont

49

V.P. Bus. Development since Jan. 2005

Interim Chief Financial Officer since May 2005

Robert L. Russell P.E, President & CEO - Mr. Russell, a professional engineer, has been a director of the Company since 1967 and President of the Company from 1979 to 1980, and President since 1984. From September 1998 to 2002, Mr. Russell provided mining management consulting services through his consulting company, R.L. Russell Associates. Mr. Russell held positions with Exxon Minerals from 1976 to 1984 and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining from 1988 to 1995. Mr. Russell acted as General Manager of Freeport’s Indonesian operations, which has become the largest gold mine and second largest copper mine in the world. He was responsible for building over $1.5 billion in capital facilities and supervised 10,000 employees. From 1995 to 1998 Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division. In that position Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Under Mr. Russell, the Nchanga Division had 8,700 employees and produced 150,000 tons of copper and 3,500 tons (about 12% of the world’s supply) of cobalt per year. Mr. Russell is a director of Mines Management, Inc. (MGN).

John B. Benjamin - Mr. Benjamin has been a director of the Company since 1974. Mr. Benjamin was employed from 1987 to 1989 by Dames & Moore, a Denver, Colorado based Engineering Company and involved in Superfund Remedial Investigation and Feasibility Study.  Mr. Benjamin has been retired since 1989.

R. David Russell — Mr. Russell is presently and has been the President & CEO/Director of the Canadian gold company Apollo Gold Corporation since 2002. In 1999 Mr. Russell founded Nevoro Gold which was subsequently merged with Apollo Gold. From 1994 to 1999 Mr. Russell was Vice President and Chief Operating Officer for Getchell Gold, a Nevada gold producer. Mr. Russell was General Manager U.S. operations for LAC Minerals and after their acquisition, Barrick Gold. Prior to LAC/Barrick, Mr. Russell was Manager, Underground Mining for Independence Mining in Nevada, Project Manager for Hecla Mining in Idaho, Manager of the Lincoln Project in California for FMC/Meridian Gold / US Energy and Mine Manager for ASARCO in Idaho and Colorado. Mr. Russell is a BS Mining Engineering graduate from Montana Tech. Mr. Russell is the son of the Company’s President, Robert L. Russell.

Gene W. Pierson - Mr. Pierson, a Mining Engineer, has been a Director of the Company since 2002. Mi. Pierson graduated from the University of Texas, El Paso with a Bachelor of Science degree in Mining Engineering, Geology Option, June 1962. Since 1999 Mr. Pierson has been a self-employed consultant for mining companies in mineral economics and management. From 1981 to 1999 Mr. Pierson was employed by Hecla Mining Company (NYSE) as a senior Analyst performing research and analytical work with management, engineering, metallurgical, geology, accounting and financial staff. Mr. Pierson is a member of the Society of Mining Engineers and the Mineral Economics & Management Society.

Norman A. Radford P.G. - Mr. Radford, a Mining Engineer, has been a Director of the Company since 2002. Mr. Radford graduated from the University of Idaho with a Bachelor of Science degree. For the past 23 years, Mr. Radford has been the owner and manager of Silver Capital Arts in Wallace, Idaho. From 1982 to 1985, Mr. Radford was employed by Coeur d’Alene Mines Corp. as a Consulting Geologist performing full time consulting to the Chairman of the Board. From 1965 to 1982, Mr. Radford was employed by The Bunker Hill Co. as a Senior Mine Geologist. Mr. Radford is a Registered Professional Geologist and a member of the American Institute of Mining Engineers.

Richard F. Nanna P.G. - Mr. Nanna is Vice President Exploration for Apollo Gold Corporation. He is responsible for managing all aspects of exploration and geology for the two major operating gold mines of Apollo Gold Corporation as well as all exploration for new properties. Currently Apollo Gold Corporation is exploring the Black Fox mine near Timmins, Ontario that is now considered to be a significant discovery of new gold resources. Mr. Nanna was Vice President of Exploration for Getchell Gold Mines in Nevada from 1994 to 1999 where he was responsible for discovering over 18 million ounces of gold. He attended the University of Akron (1972 to 1978) where he received aBS and MS degree in geology. He is experienced in working with investment bankers as well as in the area of acquisition, valuation and sales of mineral properties. Mr. Nanna is a director of U.S. Gold Corp. (OTCBB:USGL).

Robert Llee Chapman - Mr. Chapman is a seasoned fmancial executive with 24 years of experience with natural resource and engineering companies. Mr. Chapman has been an independent consultant since March, 2005. Most recently he has been working with St. Joe Minerals Ltd (a private company) as their Chief Financial Officer. Previously he was Vice President and Chief Financial Officer of Apollo Gold Inc. and had served in this position since August, 2002. Prior to serving as Chief Financial Officer, Mr. Chapman served as Vice President, Administration & Controller of Apollo Gold Inc. where he was responsible for the administration of the company’s human resources, accounting information systems and community/political affairs departments. Mr. Chapman is also a former Chief Financial Officer of Knight Piesold & Co. from January 2001 to April 2002 and of Barrick Goldstrike Mines Inc. from 1992 to 2000. Mr. Chapman is a graduate of Idaho State University (B.A. Accounting) and has received his CPA certificate in the states of Idaho and Montana. He has served as President of the Board of Trustees of the Northwest Mining Association during 2004 and 2005, was a member of the Elko County Commission from 1992 to 1998 and served as its Chairman from 1992 to 1995. Llee is a certified public accountant licensed in two states.

Matthew F. Russell, a Professional Civil Engineer, is the Vice President of Operations. Mr. Russell graduated from Washington State University with BS and MS degrees in Civil Engineering and from Gonzaga University with a Masters in Business Administration. From 1999 to 2001, Mr. Russell was employed by the Daniels Company in West Virginia as a project manager, managing the design and construction of coal prep plants. Since 2001, Mr. Russell has been self-employed as a contract engineer. Mr. Russell is the son of the Company’s President, Robert L. Russell.

Robert L. Dumont is the Company’s Vice President of Business Development and acting interim Chief Financial Officer. Prior to joining Idaho General, for more than the past five years Mr. Dumont was a General Partner of Atmos Management Group. Located in Connecticut, Atmos Management Group specializes in strategic and financial business management. Mr. Dumont’s primary function has been the strategic financial management of select companies for controlling stakeholders. From 1996 to 1998, Mr. Dumont was the Managing Partner of Dumont Partners, Greenwich, CT., a private investment partnership. From 1992 to 1996, Mr. Dumont was an Equity Portfolio Manager for Morgens, Waterfall, Vintiadis & Company, Inc., NY, NY., a private investment partnership. From 1988 to 1992, Mr. Dumont was Head of Strategic Investments for Whitehead Associates, Greenwich CT., a private investment group focused on public and private investments. Prior to Whitehead Associates, Mr. Dumont was employed as Senior Equity Portfolio Manager for The Selzer Group, NY, NY., a merchant banking firm. Prior to The Selzer Group, Mr. Dumont was a Mineral Economics Analyst for Chase Manhattan Bank, N.A., NY, NY. Mr. Dumont holds a B.S. in Mining Engineering with Post Graduate Studies in Accounting, Finance, and Economics. Chase Manhattan Bank, N.A.Management Credit/Finance Analyst Program.

Directors Meetings:

Number of Meetings held in last fiscal year.	Does Board have a process for shareholders to send in communications to Board? (YIN)	Does Board have a policy governing Board Members Attendance at Annual Board Meetings?	Number of Board Members that attended 2003 Annual Meeting?
2	Yes, Company provides email address via web-site for questions.	All members have been in attendance at all past meetings, so an attendance policy has not been required.	All (9) Board Members were in attendance by person or via teleconference at the 2003 Annual Meeting.

Board Committees:

Committee	Members Names	Charter (YIN)	Date Established	Number of Meetings held is last fiscal year	Function of Committee
Nominating	R. David Russell, Gene Pierson	Yes	10/28/04	1	Identify & recommend qualified Board nominees to the existing Board. (See attached Charter)
Audit	R. Llee Chapman, John B. Benjamin, Norman Radford	Yes	10/28/04	1	Appointing, setting compensation and overseeing independent auditors. (See attached Charter)
Compensation	R. Llee Chapman, Richard Nanna, Norman Radford	Yes	10/28/04	1	Establish, administer, and evaluate the Company compensation philosophy, policies. (See attached Charter)

Board Committees

The entire board performs the function of the Nominating Committee. Directors are currently nominated by the total Board of Directors. The Nominating Committee is composed of R. David Russell, Gene Pierson.

The Audit Committee is composed of R. Llee Chapman, Chairman, John B. Benjamin and Norman A. Radford. The audit committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and quarterly financial statement reviews, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics. Messrs Chapman, Benjamin and Radford are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards. Mr. Chapman is a financial expert for the purpose of compliance with the Sarbanes - Oxley Act.

The Compensation Committee is composed of R. Llee Chapman, Chairman, Richard Nanna, and Norman A. Radford

Appointment of Auditors

The Audit Committee has appointed the firm of Williams & Webster as the Corporation’s independent auditors for fiscal year 2004. Williams & Webster served as the Corporation’s independent auditors since 2004. Representatives of Williams & Webster are expected to be present at the Annual Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting. Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole authority to appoint the independent auditors for the Corporation.  Therefore, the Corporation is not submitting the selection of Williams & Webster to our shareholders for ratification.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual Imancial statements for the fiscal years ended December 31, 2004 and 2003 were $20,403.75 and $9,500.00 respectively.

Audit Related Fees

There were no fees billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements except as set forth in the preceding paragraph..

Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no fees from the principal accountant during the last two fiscal years for products and services other than as set forth above.

COMPENSATION OF DIRECTORS AND OFFICERS

Executive Compensation

The following table discloses compensation paid to or awarded to our Chief Executive Officer for the three most recently completed financial years ended December 31, 2002, 2003 and 2004 for services rendered to us.

Summary Compensation Table

Annual Compensation					Long Term Compensation
					Awards	Payouts
Name and Principal Position	Year Ended Dec. 31,	Salary (5)	Bonus (5)	Other Annual Compensation (5)	Securities Under Options/SARs Granted (#)	Restricted Shares or Restricted Share Units (5)	LTIP Payouts (5)	All other Compensation (5)
Robert L. Russell President and Chief	2004	30,000	0	0	750,000	0	0	0
Executive	2003	0	0	0	0	0	0	0
Officer	2002	0	0	0	0	0	0	0

Long-Term Incentive Plan Awards during the Most Recently Completed Financial Year

We did not have any long-term incentive plans during the most recently completed financial year.

Option/SAR Grants during the Most Recently Completed Financial Year

There were no stock options granted to the Named Executive Officer, during the most recently completed fmancial year ended December 31, 2004, except as set out in the table below.

[Subsequent to the year ended December 31, 2004, there were no options granted to the Named Executive Officers to purchase shares.]

Name	Common Shares under Option	Grant Date	Exercise Price	Expiry Date	Vesting
RobertL. Russell	750,000 (1)	•	•	•	•
James H. Moore	350,000 (2)	•	•	•	•

(1)

Subsequent to year end Robert L. Russell exercised 500,000 options (ISO) leaving an unvested ISO balance of 250,000.

(2)

Subsequent to year end James H. Moore exercised 250,000 options (ISO) leaving an unvested ISO balance of 100,000. In April 2005 Mr. Moore resigned from Idaho General Mines and the remaining unvested ISO balance of 100,000 was rescinded.

None of the Named Executive Officers, or our directors or officers exercised any options in respect of our common shares during the most recently completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2004, Matthew F. Russell was hired as the Vice President of Operations. Matthew F. Russell is the son of Robert L. Russell, President of the Company. David Russell, a director of the Company is Robert L. Russell’s son. Mary K Russell, the Company’s secretary is Robert L. Russell’s spouse. Mrs. Russell receives an annual salary of $6,000. During 2005 the company paid approximately $21,000 to Mantis Corp. for consulting services. Mantis Corp is owned by Robert L. Russell’s son Andrew J. Russell. In addition, the Company paid approximately $10,000 to Surradial Corporation for website design and related matters. Surradial is owned by Mr. Russell’s son, Charles T. Russell.

There have been no other transactions or series of transactions, or proposed transactions during the last two years to which the Company is a party in which any director, executive officer or beneficial owner of five percent or more of the Company’s common stock had an interest.

Director Compensation

During 2004 the Directors received an attendance fee of 5,000 shares of common stock for each directors meeting attended for a total of 75,000 restricted shares were granted in 2004. On January 1, 2005 this compensation was changed so that each Director would receive a payment of $1,500.00 each quarter and each committee chairman would receive an additional $250.00 each quarter. Directors also receive reimbursement for out of pocket costs incurred relating to attendance at directors’ meetings. The only arrangements that we have, standard or otherwise, pursuant to which directors are compensated by us for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, are the issuance of stock options. Since the end of the most recently completed fmancial year, we have not issued any incentive stock options to any of our directors.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.

ELECTION OF DIRECTORS

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the five persons named below, all of whom management believes are willing to serve the Company in such capacity. However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to vote for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

Name

Age

Year First Became A Director

Robert L. Russell

71

Director since 1967, President 1979- 1980

and 1984 to present

John B. Benjamin

75

Director since 1974

Gene W. Pierson

67

Director since 2002

Norman A. Radford.

72

Director since 2002

David Russell

48

Director since 2002

Richard Nanna

55

Director since 2003

R. Llee Chapman

48

Director since 2004

Robert L. Russell P.E, President & CEO — Mr. Russell, a professional engineer, has been a director of the Company since 1967 and President of the Company from 1979 to 1980, and President since 1984. Since September 1998 to 2002, Mr. Russell provided mining management consulting services through his consulting company, R.L. Russell Associates. Mr. Russell held positions with Exxon Minerals from 1976 to 1984 and Freeport McMoRan Copper and Gold, where he served as Vice President of Mining from 1988 to 1995. Mr. Russell acted as General Manager of Freeport’s Indonesian operations, which has become the largest gold mine and second largest copper mine in the world. He was responsible for building over $1.5 billion in capital facilities and supervised to 10,000 employees. From 1995 to 1998 Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division. In that position Mr. Russell was responsible for all functions of two operating mines and several metallurgical facilities. Under Mr. Russell, the Nchanga Division had 8,700 employees and produced 150,000 tons of copper and 3,500 tons (about 12% of the world’s supply) of cobalt per year. Mr. Russell is a director of Mines Management, Inc. (MGN).

John B. Benjamin — Mr. Benjamin has been a director of the Company since 1974. Mr. Benjamin was employed from 1987 to 1989 by Dames & Moore, a Denver, Colorado based Engineering Company and involved in Superflind Remedial Investigation and Feasibility Study. Mr. Benjamin has been retired since 1989.

R. David Russell — Mr. Russell is presently and has been the President & CEO/Director of the Canadian gold company Apollo Gold Corporation since 2002. In 1999 Mr. Russell founded Nevoro Gold which was subsequently merged with Apollo Gold. From 1994 to 1999 Mr. Russell was Vice President and Chief Operating Officer for Getchell Gold, a Nevada gold producer. Mr. Russell was General Manager U.S. operations for LAC Minerals and after their acquisition, Barrick Gold. Prior to LAC/Barrick, Mr. Russell was Manager Underground Mining for Independence Mining in Nevada, Project Manager for Hecla Mining in Idaho, Manager of the Lincoln Project in California for FMC/Meridian Gold / US Energy and Mine Manager for ASARCO in Idaho and Colorado. Mr. Russell is a BS Mining Engineering graduate from Montana Tech. Mr. Russell is the son of the Company’s President, Robert L. Russell.

Gene W. Pierson - Mr. Pierson, a Mining Engineer, has been a Director of the Company since 2002. Mr. Pierson graduated from the University of Texas, El Paso with a Bachelor of Science degree in Mining Engineering, Geology Option, June 1962. Since 1999 Mr. Pierson has been a self-employed consultant for mining companies in mineral economics and management. From 1981 to 1999 Mr. Pierson was employed by Hecla Mining Company (NYSE) as a senior Analyst performing research and analytical work with management, engineering, metallurgical, geology, accounting and financial staff. Mr. Pierson is a member of the Society of Mining Engineers and the Mineral Economics & Management Society.

Norman A. Radford P.G. - Mr. Radford, a Mining Engineer, has been a Director of the Company since 2002. Mr. Radford graduated from the University of Idaho with a Bachelor of Science degree. For 23 years, Mr. Radford has been the owner and manager of Silver Capital Arts in Wallace, Idaho. Prior to that time, from 1982 to 1985, Mr. Radford was employed by Coeur d’Alene Mines Corp. as a Consulting Geologist performing full time consulting to the Chairman of the Board. From 1965 to 1982, Mr. Radford was employed by The Bunker Hill Co. as a Senior Mine Geologist. Mr. Radford is a Registered Professional Geologist and a member of the American Institute of Mining Engineers.

Richard F. Nanna P.G. - Mr. Nanna is Vice President Exploration for Apollo Gold Corporation. He is responsible for managing all aspects of exploration and geology for the two major operating gold mines of Apollo Gold Corporation as well as all exploration for new properties. Currently Apollo Gold Corporation is exploring the Black Fox mine near Timmins, Ontario that is now considered to be a significant discovery of new gold resources. Mr. Nanna was Vice President of Exploration for Getchell Gold Mines in Nevada from 1994 to 1999 where he was responsible for discovering over 18 million ounces of gold. He attended the University of Akron (1972 to 1978) where he received aBS and MS degree in geology. He is experienced in working with investment bankers as well as in the area of acquisition, valuation and sales of mineral properties. Mr. Nanna is a director of U.S. Gold Corp. (OTCBB:USGL).

Robert Llee Chapman — Mr. Chapman is a seasoned fmancial executive with 24 years of experience with natural resource and engineering companies. Mr. Chapman has been an independent consultant since March, 2005. Most recently he has been working with St. Joe Minerals Ltd (a private company) as their Chief Financial Officer. Previously he was Vice President and Chief Financial Officer of Apollo Gold Inc. and had served in this position since August, 2002. Prior to serving as Chief Financial Officer, Mr. Chapman served as Vice President, Administration & Controller of Apollo Gold Inc. where he was responsible for the administration of the company’s human resources, accounting information systems and community/political affairs departments. Mr. Chapman is also a former Chief Financial Officer of Knight Piesold & Co. from January 2001 to April 2002 and of Barrick Goldstrike Mines Inc. from 1992 to 2000. Mr. Chapman is a graduate of Idaho State University (B.A. Accounting) and has received his CPA certificate in the states of Idaho and Montana. He has served as President of the Board of Trustees of the Northwest Mining Association during 2004 and 2005, was a member of the Elko County Commission from 1992 to 1998 and served as its Chairman from 1992 to 1995. Llee is a certified public accountant licensed in two states.

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors. Please see “Proxy Vote Card” to vote.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for the 2006 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2006 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than August 24, 2006. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Annual Report

The Company’s Annual Report is being mailed to all Shareholders with this Proxy Statement. The Annual Report is not part of the proxy solicitation materials for the Annual Meeting. In addition, a Shareholder of record may obtain a copy of the Company’s 1OKSB for the fiscal year ended December 31, 2004 (the “Form 1OKSB”), without cost, upon written request to the Secretary of the Company at the following address iON. Post Street, Suite 610 Spokane, WA 99201. The Company’s Form 1OKSB may also be accessed at SEC’s website at www.sec.2ov.

Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

By Order of the Board of Directors,

Robert L. Russell, President and Chairman

PROXY VOTE CARD

The undersigned hereby appoints Robert L. Russell and Robert L. Dumont, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Idaho General Mines, Inc. held on record by the undersigned on November 17, 2005 at the 2005 Annual Meeting of Shareholders to be held on December 29, 2005, or any adjournment thereof.

1. Election of directors:

   FOR all nominees listed below (except as marked to the contrary below). ☐

   To withhold authority to vote for any individual nominee, draw a line through the person's name below.

   Robert L. Russell
   John B. Benjamin
   Gene W. Pierson
   Norman A. Radford.
   David Russell
   Richard Nanna
   R. Llee Chapman

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: ______________________________________

SIGNED: ______________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE